EXHIBIT 10.4

                                  CONSENT UNDER
                           SECOND AMENDED AND RESTATED
                    INTERCREDITOR AND SUBORDINATION AGREEMENT
                    -----------------------------------------


         THIS CONSENT UNDER SECOND AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT is dated October 6, 2004, to be effective as of September 26, 2004 (this "CONSENT"), by and between LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("SUBORDINATED LENDER"), and PLEASANT STREET INVESTORS, LLC, a Delaware limited liability company ("SENIOR LENDER").

                                 R E C I T A L S
                                 ---------------

         A. Subordinated Lender and Senior Lender are parties to that certain Second Amended and Restated Intercreditor and Subordination Agreement dated as of April 16, 2003, as amended by a First Amendment to and Consent under Second Amended and Restated Intercreditor and Subordination Agreement dated as of October 31, 2003 (as so amended, the "INTERCREDITOR AGREEMENT"), with respect to certain financial accommodations made by each of them to OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY").

         B. Concurrently herewith, the Company, the entities from time to time parties thereto as "Guarantors" and Subordinated Lender are consummating the transactions contemplated by that certain Fourth Amendment to Second Amended and Restated Securities Purchase Agreement dated of even date herewith (the "SUBORDINATED LENDER FOURTH AMENDMENT"). The Subordinated Lender Fourth Amendment amends further that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003, a Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19, 2003, and a Third Amendment to Second Amended and Restated Securities Purchase Agreement dated as of October 31, 2003 (the Second Amended and Restated Securities Purchase Agreement, as so amended, shall be referred to herein as the "SECURITIES PURCHASE AGREEMENT").

         C Concurrently herewith, the Company and Senior Lender are consummating the transactions contemplated by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated of even date herewith (the "SENIOR LENDER FOURTH AMENDMENT"). The Senior Lender Fourth Amendment amends further that certain Second Amended and Restated Loan and Security Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 16, 2003, a Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 19, 2003, and a Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 31, 2003 (the Second Amended and Restated Securities Purchase Agreement, as so amended, shall be referred to herein as the "SENIOR LOAN AGREEMENT").

         D. Section 6 of the Intercreditor Agreement provides in relevant part that Senior Lender may not amend, supplement or otherwise modify any Senior Loan Documents without the prior written consent of Subordinated Lender. Accordingly, Senior Lender has requested that Subordinated Lender consent to the amendments contained in the Senior Lender Fourth Amendment, and Subordinated Lender is willing to do so.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. CONSENT. Pursuant to Section 6 of the Intercreditor Agreement, Subordinated Lender hereby consents to the Company and Senior Lender entering into and performing the Senior Lender Fourth Amendment, effective on and as of the date thereof, and such entry and performance shall not constitute a default or event of default under, or a breach of any covenant in, any Subordinated Loan Documents.

         2. MISCELLANEOUS.

                  2.1 GOVERNING LAW. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to principles regarding choice of law or conflicts of laws.

                  2.2 ENTIRE AGREEMENT. This Consent constitutes the entire understanding agreement and understanding between the parties with respect to the subject matter hereof and supersedes any and all prior oral and written agreements or understandings with respect to such subject matter.

                  2.3 SUCCESSORS AND ASSIGNS. This Consent shall inure to the benefit of, and binding upon, the parties hereto and their respective successors and assigns.

                  2.4 COUNTERPARTS. This Consent may be executed in one or more counterparts or by facsimile transmission, each of which shall be an original but all of which taken together shall constitute one and the same instrument.







                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Consent to be executed and delivered by their duly authorized representatives on the first date written above, to be effective as of the Fourth Amendment Effective Date.


                                     SUBORDINATED LENDER
                                     -------------------

                                     LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                                     By: LLCP California Equity Partners II,
                                         L.P., a California limited partnership,
                                         its General Partner

                                     By: Levine Leichtman Capital Partners,
                                         Inc., a California corporation, its
                                         General Partner

                                         By: /s/ Stephen Hogan
                                             -----------------------------------
                                             Stephen Hogan
                                             Chief Financial Officer


                                     SENIOR LENDER
                                     -------------

                                     PLEASANT STREET INVESTORS, LLC, a
                                     California limited liability company

                                     By: Levine Leichtman Capital Partners,
                                         Inc., its Manager

                                     By: /s/ Stephen Hogan
                                         ---------------------------------------
                                         Stephen Hogan
                                         Chief Financial Officer

                                 ACKNOWLEDGMENT


         The undersigned hereby acknowledges and consents to the foregoing Consent Under Second Amended and Restated Intercreditor and Subordination Agreement.


                                     COMPANY

                                     OVERHILL FARMS, INC., a Nevada corporation


                                     By: /s/ James Rudis
                                         ---------------------------------------
                                         James Rudis
                                         President and Chief Executive Officer


                                     By: /s/ John Steinbrun
                                         ---------------------------------------
                                         John Steinbrun
                                         Senior Vice President and Chief
                                         Financial Officer